Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***][[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.1]

AMENDMENT NO. 2 TO

DAICEL - RAYONIER

AMENDED CHEMICAL SPECIALTIES AGREEMENT

THIS AMENDMENT is effective as of January 1, 2016, and is entered into by and between Daicel Corporation (“Daicel”) and Rayonier A.M. Sales and Technology Inc. (“RYAM”).

WHEREAS, Daicel Corporation and Rayonier Performance Fibers, LLC are Parties to an Amended and Restated Chemical Specialties Agreement, with an effective date of January 1, 2012, which agreement was amended effective February 15, 2013 (collectively, hereinafter the “Agreement”);

WHEREAS, Rayonier Performance Fibers, LLC assigned all its interest and obligations in the Agreement to RYAM and RYAM has agreed to assume and perform all obligations of Rayonier Performance Fibers, LLC under the Agreement; and

WHEREAS, Daicel and RYAM (the “Parties”) wish to modify and amend the certain terms of the Agreement.

NOW THEREFORE, the Parties hereby amend the Agreement as follows:

1.	The Parties agree that all references to Rayonier Performance Fibers, LLC and “Rayonier” are hereby deleted and replaced with Rayonier A.M. Sales and Technology Inc. and “RYAM,” respectively.

2.	The Parties further agree that the term of the Agreement set forth in Article 2 shall be extended until December 31, 2018.

3.
The Parties further agree that [***] for calendar year 2016 shall be amended such that [***] shall be deleted and the words [***] shall be inserted in their stead, and the following [***] for calendar years 2017 and 2018, [***] for each of 2017 and 2018, as applicable:

[***]             [***]             [***]
Year        [***]             [***] *            [***]

2017        [***]             [***]             [***]
2018        [***]             [***]             [***]

[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***][[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.1]
*[***]

4.	The Parties further agree that [***] are deleted in their entirety and that the following provision of [***] shall be deleted in its entirety:

Shipments of [***] shall be limited to [***] each calendar quarter. In the event that Daicel agrees to changes to certain Product specifications as described in RYAM’s purchase specifications for [***] to the levels [***], the quarterly shipment limit on shipments of [***] purchased under the new specifications shall be removed.

5.	The Parties further agree that in 2016, 2017 and 2018 the provisions of [***], [***], [***] shall not apply.

6.	The Parties further agree that the following new [***] shall be inserted:

4(e). The price for [***] for calendar years 2016-2018 shall be as follows:

(i)    For calendar year 2016:

[***]         [***]         [***]
[***]                 [***]         [***] *        [***]
[***]                 [***]         [***]         [***]
[***]                 [***]         [***]         [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                 [***]        [***]        [***]
[***]                [***]        [***]        [***]

(ii)    For calendar year 2017:

[***]        [***]        [***]
[***]                [***]        [***]*    [***]

[***]             [***]        [***]        [***]
[***]            [***]        [***]        [***]
[***]            [***]        [***]        [***]
[***]            [***]        [***]        [***]
[***]             [***]        [***]        [***]
[***]            [***]        [***]        [***]

[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***][[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.1]

[***]                [***]        [***]        [***]

*For each calendar year of the term during which [***].

(iii)    For calendar year 2018, [***].

(iv) [***].

7.	Effective for all purchases and sales beginning January 1, 2016, [***] shall be deleted and replaced in its entirety with the following:

7. [***].

8.	The Parties further agree that the following new provision is hereby inserted as [***]:

For each of the calendar years 2017 and 2018 only, [***].

9.	The Parties further agree that the following new provision is hereby inserted as [***]:

Notwithstanding any other provisions of this Agreement, in 2017 and each subsequent year, [***].

10.	The Parties further agree that Article 9 (“Confidentiality”) of this Agreement shall be inserted as follows:

9. Confidentiality. Subject to and except for each Party’s respective obligations under applicable law, including their disclosure obligations under United States securities laws, the Parties agree that they shall treat this Agreement, including its contents and all information contained in the Exhibits (collectively, the “Information”), as confidential. Neither Party shall disclose the Information to any person or entity not directly affiliated with such Party, other than outside legal counsel and external auditors, unless legally compelled to do so, and then only upon timely prior notice to the other Party to allow sufficient time to contest any such disclosure.

11.	The Parties further agree that, except as amended above, all remaining provisions of the Agreement shall continue in full force and effect.

[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***][[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.1]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

DAICEL CORPORATION By: /s/ Hisanori Imanaka________________ Name: Hisanori Imanaka Title: Executive Officer Senior General Manager Raw Material Purchasing Center	RAYONIER A.M. SALES AND TECHNOLOGY INC. By: /s/ Paul G. Boynton_______________________ Name: Paul G. Boynton Title: President

[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***][[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.1]

EXHIBIT B

[***]

I. [***]

A. In the event that RYAM elects to [***]:

[***]

[***]        [***]        [***]
[***]                [***]        [***]*        [***]

[***]                 [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]

*[***].

B. In the event that Daicel [***]:

[***]

[***]        [***]        [***]
[***]                [***]        [***]*        [***]

[***]                 [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]

*[***].

[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***][[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.1]

C. In the event that RYAM and Daicel [***]:

[***]

[***]        [***]        [***]
[***]                [***]        [***]*        [***]

[***]                 [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]
[***]                [***]        [***]        [***]

*[***].

II. [***]

[***].

[1] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.